Exhibit 10(a)

                     AMENDED AND RESTATED ADVISORY CONTRACT

THIS ADVISORY CONTRACT between the B. F. Saul Advisory Company (the "Advisor")
and the B. F. Saul Real Estate Investment Trust (the "Trust") is, as of October
1, 1982, amended and restated in full as follows:

                                   WITNESSETH:

WHEREAS, on September 18, 1969 the Trust entered into an advisory agreement with the B. F. Saul Company ("Saul"), which was amended from time to time; and

WHEREAS, on May 1, 1972 the Trust, Saul and the Advisor entered into a contract by which Saul's interest in said advisory agreement, as amended, was assigned to the Advisor; and

WHEREAS, said advisory agreement, as amended from time to time was amended and restated in full as of July 1, 1974; and

WHEREAS, there have been changes in the affairs of the Trust and in the general real estate industry of which it is a part; and

WHEREAS, the Trust, in connection with its affairs, desires to continue to avail itself of the experience, sources of information, advice, assistance, management and certain facilities of, and available to, the Advisor, and the Trust also desires to have the Advisor continue to undertake certain duties and responsibilities and perform certain services as hereinafter set forth, on behalf of, and subject to the supervision and control of, the Trustees of the
Trust (the "Trustees"); and

WHEREAS, the Advisor is willing to continue to undertake and perform, subject to the supervision and control of the Trustees, the services hereinafter set forth;
and

WHEREAS, Saul, by a separate agreement with the parties hereto, consents to this
Amended and Restated Advisory Contract and therefore continues to be bound by the provisions of the Assignment and Guaranty Agreement dated May 1, 1972 between Saul, the Advisor and the Trust;

NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained, it is agreed that the Advisory Contract is amended and restated as follows:

Services and Duties of the Advisor.

The Advisor shall consult with the Trustees and furnish them with advice and recommendations regarding the affairs of the Trust and perform the general management, financial, accounting and administrative functions of the Trust as a business entity. As part of the general management function, the Advisor shall supervise Franklin Property Company and other third party contractors which perform leasing, property management, construction management, development, condominium conversion and other services for the Trust. The Advisor shall also perform such other services as the Trustees may deem in the best interest of the
Trust and within the purview of this contract.

A. The Advisor shall avoid taking any action which would adversely affect the status of the Trust as a real estate investment trust under the applicable sections of the Internal Revenue Code or the regulations promulgated thereunder at any time that the Trustees have determined to qualify as such.

B. The Advisor shall exercise all reasonable efforts to cause any property forming part of the Trust's investments to be duly insured against loss or damage by fire, with extended coverage, and against such other insurable hazards and risks as is customary and appropriate in the circumstances, and shall otherwise carry out the policies from time to time adopted by the Trustees in connection with the protection of such investments.

C. The Advisor shall maintain a fidelity bond from a responsible surety company in such amount as the Trustees reasonably may specify from time to time covering the Trust and its funds and other property, which bond shall protect the Trust against all losses of any such funds or property from acts of the Advisor and its directors, officers and employees.

D. In performing its duties under this Contract and in dealing with third parties on behalf of the Trust, the Adviser shall act as the Trust's agent, and shall have full authority to act on behalf of the Trust.

E. It is the intention of the parties that, subject to the supervision and control of the Trustees, the Advisor's functions shall encompass those performed by the senior management and corporate staff of a listed public company of comparable size but exclude the direct real estate operating functions, which are to be performed by Franklin Property Company and other third parties under the supervision of the Advisor.

Expenses.

F. The Advisor shall provide and pay for all personnel, office space, equipment and supplies necessary for the performance of its duties under this contract.
The Trust will reimburse the Advisor for its travel, transportation and other related expenses incurred in the performance of its duties hereunder.

G. The Trust shall pay directly the following expenses with respect to its operations (or shall reimburse the Advisor for any of such expenses which the
Advisor incurs on behalf of the Trust):

Interest and other costs of money borrowed by the Trust;

(1) Taxes, licenses and franchise fees imposed on the Trust, its properties, its income or its operations;

(2) Finders' fees and brokerage commissions in connection with the acquisition and disposition of assets by the Trust;

(3) Fees and expenses of land planners, engineers, appraisers, architects, contractors, leasing agents, property management agents, attorneys and other consultants and third parties hired to perform services for the Trust;

(4) Costs of obtaining and maintaining capital, including but not limited to, legal, audit, accounting, underwriting, brokerage, listing, registration and other fees; charges of custodians, transfer agents, registrars, dividend disbursement agents, indenture trustees, authenticating agents, paying agents, brokers, underwriters and banks providing services to the Trust; and printing, engraving and other expenses and taxes incurred in connection with issuance, distribution, transfer and stock exchange listing of the Trust's securities;

(5) Expenses connected directly with payments to shareholders of dividends or distributions in cash or in any other form or payments of interest and principal on indebtedness of the Trust;

(6) Expenses in connection with communications to holders of the Trust's securities, including the cost of printing and mailing proxy solicitation materials and other reports and the cost of holding meetings of holders of securities;

(7) Fees and expenses of outside counsel and auditors for the Trust;

(8) Trustees' fees and other costs incurred in connection with the functioning of the Board of Trustees and Committees thereof;

(9) Costs of obtaining and maintaining membership in trade associations, including the costs of attending meetings of such associations;

(10) Insurance premiums and related costs; and

(11) Any other cost or expense which the independent Trustees determine is more appropriately borne by the Trust than the Advisor.

Compensation.

The Trust shall pay the Advisor monthly as compensation for its services under this Contract a fee at the rate of $160,000 per month. Upon the request of either the Trust or the Advisor, but at least annually, the Trust and the
Advisor shall review the compensation of the Advisor to insure that it is fair and reasonable to both the Trust and the Advisor and make any adjustment agreed upon. If they cannot agree on the amount of the adjustment, if any, within sixty
(60) days, then the dispute shall be submitted to Garland J. Bloom, Jr., George
J. Boyce, Gilbert M. Grosvenor, Thomas J. Owen, T. William Blumenauer, Jr.,
Philip Lamer Gore, and Philip C. Jackson, Jr., or as many of them who agree to participate, who shall determine the amount of such adjustment, if any, and its effective date, by a two-thirds vote of those participating. If none of the named individuals agrees to participate, the dispute shall be submitted to arbitration pursuant to the Commercial Arbitration Rules of the American
Arbitration Association.

H. In addition to the compensation provided under subparagraph A above, the
Trust shall reimburse the Advisor quarterly for all reasonable costs and expenses, both direct and indirect, which are incurred by the Advisor in connection with the acquisition and development of real property on behalf of the Trust and which, if reimbursed by the Trust, would be capitalized by the
Trust under generally accepted accounting principles. In the event of any disagreement between the Trust and the Advisor with respect to the amount or the reasonableness of any reimbursement claimed by the Advisor, the dispute shall be referred to those Trustees who are independent of the Advisor.

I. All amounts payable to the Advisor under subparagraphs A and B above shall be due on the last day of each month or quarter as the case may be and an estimated payment may be made at that time or any time thereafter; however, by the mutual agreement of the parties hereto, payment of any monthly or quarterly compensation or reimbursement may be deferred until the precise amount of said compensation has been calculated, but in no event shall said payment be deferred more than thirty (30) days after the end of the applicable period.

Compensation for Other Services.

J. In addition to the compensation provided in paragraph 3 herein, the Advisor and/or its affiliates may receive commissions on insurance placed by them with respect to the Property or operations of the Trust, provided that the premium charge for any such insurance is not more than any other bona fide premium proposed to the Trust in a competitive bid for such insurance by a reputable company.

K. The Advisor and/or its affiliates may also receive compensation from the
Trust for (i) its or their services as a property manager and/or leasing agent for property owned by the Trust, or (ii) such other services as, in the opinion of the Trustees, are more appropriately performed by the Advisor or its affiliates for separate compensation; provided that the terms of such agreements have been approved by a majority of the Trustees who are independent of the
Advisor.

Indemnification and Limited Liability.

L. The Trust will indemnify and hold harmless the Advisor, its officers, directors and employees from and against any liabilities, claims, damages, costs or expenses arising out of the performance by the Advisor of its duties and services hereunder to the extent that such liabilities, claims, damages, costs or expenses are not covered by insurance, other than those attributable to the
Advisor's bad faith, willful misfeasance, gross negligence or reckless disregard of the duties of the Advisor hereunder; and the Advisor will indemnify and hold harmless the Trust, each Trustee and each shareholder individually from and against any liabilities, claims, damages, costs or expenses incurred by reason of acts on the part of the Advisor, its directors, officers or employees constituting bad faith, willful misfeasance, gross negligence or reckless disregard of the duties of the Advisor hereunder. The Advisor assumes no responsibility under this Contract other than to render the services called for hereunder in good faith and shall not be responsible for any action of the
Trustees in following or declining to follow any advice or recommendation of the
Advisor.

M. Anything in this Contract to the contrary notwithstanding, the Advisor shall not have or make any claim under, by reason of, or in connection with this
Contract against the Trustees personally or the shareholders of the Trust, but shall look solely to the property of the Trust for the payment of any such claim. The Advisor hereby acknowledges that it is familiar with the Declaration of Trust of the Trust as amended and in particular the provisions thereof relating to the non-liability of shareholders and Trustees, to which reference is hereby made.

Use of Name.

N. The Advisor shall not in any way be limited with respect to the use of the name "B. F. Saul" by itself or any affiliated or successor corporation or other business entity. The Trust hereby and irrevocably assigns to the Advisor any and all rights which at may have to consent to the use of the name "B. F. Saul" by others and agrees to execute such instruments as are reasonably necessary to give effect to this covenant or to effect such consent with any governmental department or agency. Further, and in the event that the Advisor or its successor by reorganization or merger shall cease to act as such for any reason whatsoever, the Trustees shall, upon request of the Advisor, or its successor by reorganization or merger, immediately eliminate from the name of the Trust the name "B. F. Saul" or any approximation thereof. The covenant contained in the directly preceding sentence shall survive, and shall not be affected by, the termination of this Contract or any renewal thereof.

Other Transactions.

O. Any individual, including any director, officer, shareholder or employee of the Advisor, may serve as a Trustee, officer, attorney, agent or employee of the
Trust and may be compensated by the Trust for his services rendered in any such capacity. However, the Advisor shall not for its own account, knowingly, directly or indirectly, purchase or otherwise acquire any property from, or sell, assign, lease, or make any other transfer or other disposition to the
Trust or enter into any agreement to lend any assets or property to the Trust, or borrow any assets or property from the Trust, nor shall any director, officer, shareholder or employee of the Advisor or any corporation, partnership, trust or other entity with which a director, officer, shareholder or employee of the Advisor is affiliated by reason of being a trustee of, partner with or owner of more than one percent (1%) equity interest therein, directly or indirectly purchase or otherwise acquire any Property from, or sell, assign, lease or make any other transfer or other disposition to, the Trust. Notwithstanding the prohibitions in the next preceding sentence, the following transactions are permitted: (1) those between the Trust and American Security Bank, N. A.,
American Security Corporation or any savings and loan company or association;
(2) those designed to accord the Trust the rights granted under subparagraph
7.B. herein; and (3) those which have been approved, as fair and reasonable to the Trust's shareholders, by a majority of the Trustees who are independent of the Advisor and are not otherwise connected with the transactions in question.

Nothing in the foregoing part of this subparagraph 7.A. shall be deemed to prevent the Advisor, an affiliate thereof, or any corporation or other enterprise in which the Advisor, its directors, officers, shareholders or employees may have any beneficial interest, from entering into business relationships (including joint ventures or partnerships) with corporations or any other enterprises which may from time to time have dealings with the Trust provided such interest is disclosed prior to any such dealings.

Neither the Advisor nor any director or officer of the Advisor will make or acquire any loan secured by a mortgage or any other interest in real estate, or make or acquire any equity or other investment in real estate, unless the Trust is given (and, within a reasonable period, declines) an opportunity to make or acquire such loan or investment on substantially the terms on which such loan or investment may be made or acquired by the Advisor or any such director or officer. The foregoing shall apply only to loans and investments made or acquired by the Advisor, its directors and officers for its or their own account or accounts, or for the account of any enterprise (other than a savings and loan company or association) in which it and they have a beneficial ownership interest aggregating forty percent (40%) or more of the outstanding equity interest in such enterprise, but shall not apply to (1) any category of loan or investment which the Trust does not wish for the time being to make or acquire, as evidenced in a written notice from the Trust to the Advisor, which shall be effective until withdrawn or changed at any time by a further notice in writing from the Trust to the Advisor; (2) loans and investments which the Trust may not lawfully make or acquire; or (3) loans and investments which may jeopardize the
Federal income tax status of the Trust as a qualified real estate investment trust under the applicable sections of the Internal Revenue Code or the regulations promulgated thereunder when the Trust has determined to qualify as such.

P. Nothing in this Contract shall limit or restrict the right of the Advisor or any officer or employee of the Advisor, irrespective of whether he is also a
Trustee, officer or employee of the Trust, to engage in any other business or to render services of any kind to any other partnership, corporation, firm, individual or association. It is specifically understood and agreed that affiliates of the Advisor are engaged, and will continue to engage, on behalf of themselves and as agents for others in the business of originating and servicing mortgage loans, the development of residential, commercial and industrial properties, and all other phases of the general real estate and mortgage banking business.

Term and Termination.

Q. Subject to the cancellation provision in subparagraph C below, this Contract shall be in force until September 30, 1987, and shall continue thereafter from year to year unless cancelled by either party at the end of any contract year, upon written notice, given at least six (6) months prior to the end of any such contract year.

R. This Contract shall terminate automatically in the event of its assignment by the Advisor without the written consent of the Trust and shall not be assignable by the Trust without the written consent of the Advisor, except in the case of assignment by the Trust of substantially all of its operations and assets to a corporation or other organization which is a successor to the Trust, and such successor organization assumes the duties and obligations of Trust hereunder.

S. This Contract shall be terminated immediately upon written notice of termination given by the Trust or the Advisor in the event that (a) the Advisor shall violate any material provision of this Contract and upon written notice of such violation, shall not cure such default within thirty (30) days or (b) the
Advisor shall be adjudged bankrupt or insolvent by a court of competent jurisdiction or an order shall be made by a court of competent jurisdiction for the appointment of a receiver of the Advisor and any such adjudication or order shall remain in force or unstayed for a period of thirty (30) days.

T. From and after the effective date of termination of this Contract pursuant to subparagraphs A, B or C hereof, the Advisor shall not be entitled to compensation under paragraph 3 herein for further services but shall be entitled to compensation for services performed for the Trust prior to the effective date of termination. Nothing in this paragraph shall affect the right of the Advisor or its affiliates to receive compensation under the separate contractual agreements referred to in paragraph 4.B. herein. Upon such termination, the
Advisor shall forthwith:

(1) Pay over to the Trust all money collected and held for the account of the
Trust pursuant to this Contract, after deducting any accrued compensation and reimbursement for its expenses to which it is then entitled; and

(2) Deliver to the Trust a full accounting, including a statement showing all payments collected by it and a statement of all money held by it, covering the period following the date of the last accounting furnished to the Trust.

Other Matters

U. Any notice, report or other communication required or permitted to be given hereunder shall be in writing and, unless some other method of giving such notice, report or other communication is accepted by the party to whom it is given, shall be given by being delivered to or by being mailed by certified mail to, the following address of the parties hereto:

                        The Trust: B. F. Saul Real Estate
                                Investment Trust
                             8401 Connecticut Avenue
                           Chevy Chase, Maryland 20815
                                 Attn: Secretary

                    The Advisor: B. F. Saul Advisory Company
                             8401 Connecticut Avenue
                           Chevy Chase, Maryland 20815
                                 Attn: Secretary

Either party may at any time give notice in writing to the other party that it wishes to change its address for the purpose of this paragraph.

V. This Contract shall not be changed, modified, terminated or discharged in whole or in part except by an instrument in writing signed by both parties hereto.

W. This Contract shall bind any successors or assigns of the parties hereto.

X. The provisions of this Contract shall be construed and interpreted in accordance with the laws of Maryland in effect at the time.

Y. This Contract shall become effective as of the date first written above.

IN WITNESS WHEREOF, the Advisor and the Trust have caused this Contract to be executed by their duly authorized officers as of the date first written above.

B.F. SAUL ADVISORY COMPANY

By: /s/ B. Francis Saul II
    --------------------------------

B.F. SAUL REAL ESTATE INVESTMENT TRUST

/s/ Garland J. Bloom, Jr.                   /s/ T. William Blumenhauer, Jr.
------------------------------------        ------------------------------------
Garland J. Bloom, Jr., Trustee              T. William Blumenauer, Jr., Trustee

/s/ George J. Boyce                         /s/ Philip Larner Gore
------------------------------------        ------------------------------------
George J. Boyce, Trustee                    Philip Larner Gore, Trustee

/s/ Gilbert M. Grosvenor                    /s/ Philip C. Jackson, Jr.
------------------------------------            --------------------------------
Gilbert M. Grosvenor, Trustee               Philip C. Jackson, Jr., Trustee

/s/ Thomas J. Owen
------------------------------------
Thomas J. Owen, Trustee

                                    AGREEMENT

THIS AGREEMENT, effective as of October 1, 1982, between the B.F. Saul Advisory
Company (the "Advisor"), the B.F. Saul Real Estate Investment Trust (the
"Trust") and the B.F. Saul Company ("Saul"),

                                   WITNESSETH:

WHEREAS, on September 18, 1969 the Trust entered into an advisory agreement with
Saul which was amended from time to time; and

WHEREAS, on May 1, 1972, the Trust, Saul and the Advisor entered into a contract
(the "Assignment and Guaranty Agreement") by which (i) Saul's interest in said advisory agreement, as amended, was assigned to the Advisor, (ii) Saul guaranteed performance by the Advisor, and (iii) Saul agreed to continue to be bound by certain provisions of said advisory agreement; and

WHEREAS, it is intended by the Trust and the Advisor that Saul continue to guarantee the Advisor's performance under, and Advisory Contract between the
Trust and the Advisor dated October 1, 1982 (the "1982 Amended and Restated
Advisory Contract"), the parties hereto agree as follows:

1. Saul hereby consents to the 1982 Amended and Restated Advisory Contract.

2. The parties hereto agree to continue to be bound by all the provisions of the
Assignment and Guaranty Agreement, provided that all references in said
Agreement to the "Advisory Contract" be deemed to refer to the 1982 Amended and
Restated Advisory Contract and that the references in the Assignment and
Guaranty Agreement to specific provisions of the advisory agreement shall be deemed to refer to the corresponding provisions of the 1982 Amended and Restated
Advisory Contract.

IN WITNESS WHEREOF, the parties have caused this Contract to be executed by their duly authorized officers as of the date first written above.

                                        B.F. SAUL ADVISORY COMPANY

                                        By: /s/ B. Francis Saul II
                                            ------------------------------------

                                        B.F. SAUL REAL ESTATE INVESTMENT TRUST

                                        By: /s/ Thomas A. McAvity, Jr.
                                            ------------------------------------

                                        B.F. SAUL COMPANY

                                        By: /s/ B. Francis Saul II
                                            ------------------------------------

                                 AMENDMENT NO. 1

                                       TO

                     AMENDED AND RESTATED ADVISORY CONTRACT

THIS AMENDMENT NO. 1 made as of August 1, 1983 between B. F. SAUL ADVISORY
COMPANY (the "Advisor") and B. F. SAUL REAL ESTATE INVESTMENT TRUST (the
"Trust").

WHEREAS, the Advisor and the Trust entered into an Amended and Restated Advisory
Contract as of October 1, 1982, which the Advisor and the Trust now wish to amend in certain respects, in accordance with and as contemplated by Paragraph
9.B. of said Amended and Restated Advisory Contract, in order to change the
Advisor's monthly base compensation; and

WHEREAS, B. F. Saul Company by executing this Amendment No. 1 consents to such amendment and continues to be bound by the provisions of the Assignment and
Guaranty Agreement dated May 1, 1972 between itself, the Trust and the Advisor

NOW THEREFORE, in consideration of the premises and of the mutual covenants therein and herein contained it is agreed that the Amended and Restated Advisory
Contract is amended effective August 1, 1983 as follows:

Paragraph 3.A. is amended by changing $160,0000 to $195,000.

IN WITNESS WHEREOF, the parties have caused this amendment to be executed by their duly authorized representatives as of the day and year first above written.

B. F. SAUL REAL ESTATE INVESTMENT TRUST

/s/ Garland J. Bloom, Jr.                   /s/ Phillip G. Jackson, Jr.
--------------------------------------      ---------------------------------
 Garland J. Bloom, Jr., Trustee             Phillip G. Jackson, Jr., Trustee

/s/ T. William Blumenauer, Jr.              /s/ Thomas J. Owen
--------------------------------------      ---------------------------------
T. William Blumenauer, Jr., Trustee         Thomas J. Owen, Trustee

/s/ George J. Boyce                         B. F. SAUL ADVISORY COMPANY
--------------------------------------
George J. Boyce, Trustee

                                            By: /s/ B. Francis Saul II
                                                -----------------------------

/s/ Philip L. Gore                          B. F. SAUL COMPANY
--------------------------------------
Philip L. Gore, Trustee

                                            By: /s/ B. Francis Saul II
                                                -----------------------------

/s/ Gilbert M. Grosvenor                    B. F. SAUL ADVISORY COMPANY
--------------------------------------
Gilbert M. Grosvenor, Trustee

                                            By: /s/ B. Francis Saul II
                                                -----------------------------

                                 AMENDMENT NO. 2
                     AMENDED AND RESTATED ADVISORY CONTRACT

THIS AMENDMENT NO. 2 made as of July 1, 1984 between B. F. SAUL ADVISORY COMPANY
(the "Advisor") and B. F. SAUL REAL ESTATE INVESTMENT TRUST (the "Trust").

WHEREAS, the Advisor and the Trust entered into an Amended and Restated Advisory
Contract as of October 1, 1982, which the Advisor and the Trust now wish to amend in certain respects, in accordance with and as contemplated by Paragraph
9.B. of said Amended and Restated Advisory Contract, in order to provide for the reimbursement of legal expenses and to adjust the Advisor's monthly base compensation; and

WHEREAS, B. F. Saul Company by executing this Amendment No. 2 consents to such amendment and continues to be bound by the provisions of the Assignment and
Guaranty Agreement dated May 1, 1972 between itself, the Trust and the Advisor.

NOW THEREFORE, in consideration of the premises and of the mutual covenants therein and herein contained it is agreed that the Amended and Restated Advisory
Contract is amended as follows:

Paragraph 2.A. is amended in its entirety to read as follows and such amendment shall be effective with respect to any expenses for legal services incurred after June 30, 1984:

2. Expenses.

A. The Advisor shall provide and pay for all personnel, office space, equipment and supplies necessary for the performance of its duties under this contract.
The Trust will reimburse the Advisor for its travel, transportation and other related expenses incurred in the performance of its duties hereunder and for all in-house expenses, direct and indirect, incurred for legal services in connection with the performance of its duties hereunder.

Paragraph 3.A. is amended by changing $195,000 to $204,750.

IN WITNESS WHEREOF, the parties have caused this amendment to be executed by their duly authorized representatives as of the day and year first above written.

B. F. SAUL REAL ESTATE INVESTMENT TRUST     B. F. SAUL ADVISORY COMPANY

By: /s/ Jonathan C. Swindle                 By: /s/ Philip D. Caraci
    -----------------------------------         --------------------------------
     Jonathan C. Swindle,                        Philip D. Caraci,
     Vice President--Operations                  Senior Vice President

B. F. SAUL COMPANY

By: /s/ William A. Wildhack, Jr.
    -----------------------------------
     William A. Wildhack, Jr.,
     Vice President and Corporate Counsel

                                 AMENDMENT NO. 3
                     AMENDED AND RESTATED ADVISORY CONTRACT

THIS AMENDMENT NO. 3 made as of July 1, 1985, between B. F. SAUL ADVISORY
COMPANY (the "Advisor") and B. F. SAUL ESTATE INVESTMENT TRUST (the "Trust").

WHEREAS, the Advisor and the Trust entered into an Amended and Restated Advisory
Contract as of October 1, 1982, which the Advisor and the Trust now wish to amend in certain respects, in accordance with and as contemplated by Paragraph
9.B. of said Amended and Restated Advisory Contract, in order to adjust the
Advisor's monthly base compensation; and

WHEREAS, B. F. Saul Company by executing this Amendment No. 3 consents to such amendment and continues to be bound by the provisions of the Assignment and
Guaranty Agreement dated May 1, 1972, between itself, the Trust and the Advisor.

NOW THEREFORE, in consideration of the premises and of the mutual covenants therein and herein contained it is agreed that the Amended and Restated Advisory
Contract is amended as follows:

Paragraph 3.A. is amended by changing $204,750 to $212,366.

IN WITNESS WHEREOF, the parties have caused this amendment to be executed by their duly authorized representatives as of the day and year first above written.

B. F. SAUL REAL ESTATE INVESTMENT TRUST     B. F. SAUL ADVISORY COMPANY

By: /s/ Jonathan C. Swindle                 By: /s/ Philip D. Caraci
    -----------------------------------         ---------------------------------
     Jonathan C. Swindle,                        Philip D. Caraci,
     Vice President--Operations                  Senior Vice President

B. F. SAUL COMPANY

By: /s/ William A. Wildhack, Jr.
    -----------------------------------
     William A. Wildhack, Jr.,
     Vice President and Corporate Counsel

                                 AMENDMENT NO. 4
                     AMENDED AND RESTATED ADVISORY CONTRACT

THIS AMENDMENT NO. 4 made as of July 1, 1986, between B. F. SAUL ADVISORY
COMPANY (the "Advisor") and B. F. SAUL REAL ESTATE INVESTMENT TRUST (the
"Trust").

WHEREAS, the Advisor and the Trust entered into an Amended and Restated Advisory
Contract as of October 1, 1982, which the Advisor and the Trust now wish to amend in certain respects, in accordance with and as contemplated by Paragraph
9.B. of said Amended and Restated Advisory Contract, in order to adjust the
Advisor's monthly base compensation; and

WHEREAS, B. F. Saul Company by executing this Amendment No. 4 consents to such amendment and continues to be bound by the provisions of the Assignment and
Guaranty Agreement dated May 1, 1972, between itself, the Trust and the Advisor.

NOW THEREFORE, in consideration of the premises and of the mutual covenants therein and herein contained it is agreed that the Amended and Restated Advisory
Contract is amended as follows:

Paragraph 3.A. is amended by changing $212,366 to $216,061.

IN WITNESS WHEREOF, the parties have caused this amendment to be executed by their duly authorized representatives as of the day and year first above written.

B. F. SAUL REAL ESTATE INVESTMENT TRUST     B. F. SAUL ADVISORY COMPANY

By: /s/ Jonathan C. Swindle                  By: /s/ Philip D. Caraci
    -----------------------------------          -------------------------------
     Jonathan C. Swindle,                         Philip D. Caraci,
     Vice President--Operations                   Senior Vice President

B. F. SAUL COMPANY

By: /s/ William A. Wildhack, Jr.
    -----------------------------------
     William A. Wildhack, Jr.,
     Vice President and Corporate Counsel

                                 AMENDMENT NO. 5
                     AMENDED AND RESTATED ADVISORY CONTRACT

THIS AMENDMENT NO. 5 made as of September 8, 1987, between B. F. SAUL ADVISORY
COMPANY (the "Advisor") and B. F. SAUL REAL ESTATE INVESTMENT TRUST (the
"Trust").

WHEREAS, the Advisor and the Trust entered into an Amended and Restated Advisory
Contract as of October 1, 1982, which the Advisor and the Trust now wish to amend in certain respects, in accordance with and as contemplated by Paragraph
9.B. of said Amended and Restated Advisory Contract, in order to adjust the
Advisor's monthly base compensation; and

WHEREAS, B. F. Saul Company by executing this Amendment No. 5 consents to such amendment and continues to be bound by the provisions of the Assignment and
Guaranty Agreement dated May 1, 1972, between itself, the Trust and the Advisor.

NOW THEREFORE, in consideration of the premises and of the mutual covenants therein and herein contained, it is agreed that the Amended and Restated
Advisory Contract is amended as follows:

Paragraph 3.A is amended by changing $216,061 to $241,061.

IN WITNESS WHEREOF, the parties have caused this amendment to be executed by their duly authorized representatives as of the day and year first above written.

B. F. SAUL REAL ESTATE INVESTMENT TRUST     B. F. SAUL ADVISORY COMPANY

By: /s/ Jonathan C. Swindle                 By: /s/ Philip D. Caraci
    ------------------------------              -------------------------------
     Jonathan C. Swindle                         Philip D. Caraci,
     Vice President                              Senior Vice President

B. F. SAUL COMPANY

By: /s/ Patricia E. Brady
    ------------------------------
     Patricia E. Brady
     Secretary

                                 AMENDMENT NO. 6
                                       TO
                     AMENDED AND RESTATED ADVISORY CONTRACT

THIS AMENDMENT NO. 6 is made as of March 19, 1991, between B. F. SAUL ADVISORY
COMPANY (the `Advisor") and B. F. SAUL REAL ESTATE INVESTMENT TRUST (the
"Trust").
WHEREAS, the Advisor and the Trust entered into an Amended and Restated Advisory
Contract, dated as of October 1, 1982, which has been amended from time to time by Amendments Nos. 1 through 5, as well as by resolutions of the Board of
Trustees of the Trust adopted on September 19, 1988, September 20, 1989, and
September 19, 1990 (as so amended, the "Contract"), which the Advisor and the
Trust now wish to amend in certain respects;

WHEREAS, in the light of current economic conditions, the Trust does not expect to engage in any new property acquisition and development activities for the remainder of fiscal 1991 or during fiscal 1992;

WHEREAS, pursuant to Paragraph 3.A of the Contract, the Trust has requested that the Advisor accept a downward adjustment of the monthly advisory fee in order to take account of the lower level of advisory services expected during this period as well as the depressed level of the Trust's current profitability;

WHEREAS, the Advisor recognizes the reasonableness of the Trust's request in the circumstances and is willing to accept the adjustment proposed by the Trust, provided that the Trust agrees to reconsider the appropriate level for the advisory fee at the end of the Trust's fiscal year ending September 30, 1992 in the light of the circumstances then prevailing;

WHEREAS, the parties recognize that certain other provisions of such Paragraph
3.A should be amended to take account of the fact that certain persons named therein are no longer associated with the Trust or with the Advisor;

WHEREAS, B. F. Saul Company is willing, by executing this Amendment No. 6, to consent to such amendment and to continue to be bound by the provisions of the
Assignment and Guaranty Agreement dated May 1, 1972, among itself, the Trust and the Advisor;

NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained, it is agreed that the Contra(:t is amended by changing
Paragraph 3.A to read as follows:

A. The Trust shall pay the Advisor monthly as compensation for its services under this Contract a fee at the rate of $96,600 per month. Upon the request of either the Trust or the Advisor, but at least annually, as of October 1 of each year, beginning as of October 1, 1992, the Trust and the Advisor shall review the compensation of the Advisor to insure that it is fair and reasonable to both the Trust and the Advisor and make any adjustment agreed upon. If they cannot agree on the amount of the adjustment, if any, within sixty (60) days, then the dispute shall be submitted to Garland J. Bloom, Jr., Gilbert M. Grosvenor and
John R. Whitmore, or as many of them who agree to participate, who shall determine the amount of such adjustments if any, and its effective date, by a majority vote of those participating. If none of the named individuals agrees to participates the dispute shall be submitted to arbitration pursuant to the
Commercial Arbitration Rules of the American Arbitration Association.

IN WITNESS WHEREOF, the parties have caused this amendment to be executed by their duly authorized representatives as of the day and year first above written.

B. F. SAUL REAL ESTATE INVESTMENT TRUST     B. F. SAUL ADVISORY COMPANY

By: /s/ B. Francis Saul II                    By: /s/ Philip D. Caraci
    ----------------------------                  -----------------------------
     B. Francis Saul II                            Philip D. Caraci,
     Chairman                                      Senior Vice President

Accepted and agreed to for the purposes recited above:

B. F. SAUL COMPANY

By: /s/ Philip D. Caraci
    ----------------------------
     Philip D. Caraci
     Senior Vice President

                                 AMENDMENT NO. 7
                     AMENDED AND RESTATED ADVISORY CONTRACT

THIS AMENDMENT NO. 7 made as of January 1, 1993, between B. F. SAUL ADVISORY
COMPANY (the "Advisor") and B. F. SAUL REAL ESTATE INVESTMENT TRUST (the
"Trust").

WHEREAS, the Advisor and the Trust entered into an Amended and Restated Advisory
Contract as of October 1, 1982, which the Advisor and the Trust now wish to amend in certain respects, in accordance with and as contemplated by paragraph
9.B of said Amended and Restated Advisory Contract, in order to adjust the
Advisor's monthly base compensation; and

WHEREAS, B. F. Saul Company by executing this Amendment No. 7 consents to such amendment and continues to be bound by the provisions of the Assignment and
Guaranty Agreement dated May 1, 1972, between itself, the Trust and the Advisor.

NOW THEREFORE, in consideration of the premises and of the mutual covenants therein and herein contained, it is agreed that the Amended and Restated
Advisory Contract is amended as follows:

Paragraph 3.A is amended by changing the Advisory fee from $96,600 to 157,000 per month, of which the Trust is obligated to pay, less any amount contributed by Dearborn Corporation pursuant to its contract. The change in Advisory fee shall be effective January 1, 1993 and said monthly fee shall remain in effect through September 30, 1993.

IN WITNESS WHEREOF, the parties have caused this amendment to be executed by their duly authorized representatives as of the day and year first above written.

B. F. SAUL REAL ESTATE
INVESTMENT TRUST                   B. F. SAUL ADVISORY COMPANY

By: /s/ Ross E. Heasley            By: /s/ Philip D. Caraci
    ----------------------------       -----------------------------------------
     Ross E. Heasley                    Philip D. Caraci,
     Vice President                     Senior Vice President

B. F. SAUL COMPANY

By: /s/ Patricia E. Clark
    ----------------------------
     Patricia E. Clark
     Secretary

                                 AMENDMENT NO. 8
                     AMENDED AND RESTATED ADVISORY CONTRACT

THIS AMENDMENT NO. 8 made as of October 1, 1993, between B. F. SAUL ADVISORY
COMPANY (the "Advisor") and B. F. SAUL REAL ESTATE INVESTMENT TRUST (the
"Trust").

WHEREAS, the Advisor and the Trust entered into an Amended and Restated Advisory
Contract as of October 1, 1982, which the Advisor and the Trust now wish to amend in certain respects, in accordance with and as contemplated by Paragraph
9.B of said Amended and Restated Advisory Contract, in order to adjust the
Advisor's monthly base compensation; and

WHEREAS, B. F. Saul Company by executing this Amendment No. 8 consents to such amendment and continues to be bound by the provisions of the Assignment and
Guaranty Agreement dated May 1, 1972, between itself, the Trust and the Advisor.

NOW THEREFORE, in consideration of the premises and of the mutual covenants therein and herein contained, it is agreed that the Amended and Restated
Advisory Contract is amended as follows:

Paragraph 3.A is amended by changing the Advisory fee from $157,000 to $250,000 per month, of which the Trust is obligated to pay, less any amount contributed by Dearborn Corporation pursuant to its contract. The change in Advisory fee shall be effective October 1, 1993 and said monthly fee shall remain in effect through September 30, 1994.

IN WITNESS WHEREOF, the parties have caused this amendment to be executed by their duly authorized representatives as of the day and year first above written.

B. F. SAUL REAL ESTATE
INVESTMENT TRUST               B. F. SAUL ADVISORY COMPANY

By: /s/ Ross E. Heasley        By: /s/ Philip D. Caraci
    --------------------------     -----------------------------------------
     Ross E. Heasley                Philip D. Caraci,
     Vice President                 Senior Vice President

B. F. SAUL COMPANY

By: /s/ Patricia E. Clark
    --------------------------
     Patricia E. Clark
     Secretary

                                 AMENDMENT NO. 9
                     AMENDED AND RESTATED ADVISORY CONTRACT

THIS AMENDMENT NO. 9 made as of April 1, 1994, between B. F. SAUL ADVISORY
COMPANY (the "Advisor") and B. F. SAUL REAL ESTATE INVESTMENT TRUST (the
"Trust").

WHEREAS, the Advisor and the Trust entered into an Amended and Restated Advisory
Contract as of October 1, 1982; which the Advisor and the Trust now wish to amend in certain respects, in accordance with and as contemplated by Paragraph
9.B of said Amended and Restated Advisory Contract, in order to adjust the
Advisor's monthly base compensation; and

WHEREAS, B. F. Saul Company by executing this Amendment No. 9 consents to such amendment and continues to be bound by the provisions of the Assignment and
Guaranty Agreement dated May 1, 1972, between itself, the Trust and the Advisor.

NOW THEREFORE, in consideration of the premises and of the mutual convenants therein and herein contained, it is agreed that the Amended and Restated
Advisory Contract is amended as follows:

Paragraph 3.A is amended by changing the Advisory fee from $250,000 to
$291,666.67 per month, of which the Trust is obligated to pay, less any amount contributed by Dearborn Corporation pursuant to its contract. The change in
Advisory fee shall be effective April 1, 1994.

IN WITNESS WHEREOF, the parties have caused this amendment to be executed by their duly authorized representatives as of the day and year first above written.

B. F. SAUL REAL ESTATE
INVESTMENT TRUST                        B. F. SAUL ADVISORY COMPANY

By: /s/ Ross E. Heasley                 By: /s/ Philip D. Caraci
    ----------------------------            ------------------------------------
     Ross E. Heasley                         Philip D. Caraci,
     Vice President                          Senior Vice President

B. F. SAUL COMPANY

By: /s/ Patricia E. Clark
    ----------------------------
     Patricia E. Clark
     Secretary

                                AMENDMENT NO. 10
                     AMENDED AND RESTATED ADVISORY CONTRACT

THIS AMENDMENT NO. 10 made as of October 1, 1995, between B. F. SAUL ADVISORY
COMPANY (the "Advisor") and B. F. SAUL REAL ESTATE INVESTMENT TRUST (the
"Trust").

WHEREAS, the Advisor and the Trust entered into an Amended and Restated Advisory
Contract as of October 1, 1982, which the Advisor and the Trust now wish to amend in certain respects, in accordance with and as contemplated by Paragraph
9.B of said Amended and Restated Advisory Contract, in order to adjust the
Advisor's monthly based compensation; and

WHEREAS, B. F. Saul Company by executing this Amendment No. 10 consents to such amendment and continues to be bound by the provisions of the Assignment and
Guaranty Agreement dated May 1, 1972, between itself, the Trust and the Advisor.

NOW THEREFORE, in consideration of the premises and of the mutual convenants therein and herein contained, it is agreed that the Amended and Restated
Advisory Contact is amended as follows:

Paragraph 3.A is amended by changing the Advisory fee from $291,666.67 to
$300,940.00 per month, of which the Trust is obligated to pay, less any amount contributed by Dearborn Corporation pursuant to its contract. The change in
Advisory fee shall be effective October 1, 1995.

IN WITNESS WHEREOF, the parties have caused this amendment to be executed by their duly authorized representatives as of the day and year first above written.

B. F. SAUL REAL ESTATE
INVESTMENT TRUST                      B. F. SAUL ADVISORY COMPANY

By: /s/ Ross E. Heasley               By: /s/ Philip D. Caraci
    --------------------------            --------------------------------------
     Ross E. Heasley                       Philip D. Caraci,
     Vice President                        Senior Vice President

B. F. SAUL COMPANY

By: /s/ Patricia E. Clark
    --------------------------
     Patricia E. Clark
     Secretary

                                AMENDMENT NO. 11
                     AMENDED AND RESTATED ADVISORY CONTRACT

THIS AMENDMENT NO. 11 made as of March 22, 1996, between B. F. SAUL ADVISORY
COMPANY (the "Advisor") and B. F. SAUL REAL ESTATE INVESTMENT TRUST (the
"Trust").

WHEREAS, the Advisor and the Trust entered into an Amended and Restated Advisory
Contract as of October 1, 1982, which the Advisor and the Trust now wish to amend in certain respects, in accordance with and as contemplated by Paragraph
9.B of said Amended and Restated Advisory Contract, in order to adjust the
Advisor's monthly based compensation; and

WHEREAS, B. F. Saul Company by executing this Amendment No. 11 consents to such amendment and continues to be bound by the provisions of the Assignment and
Guaranty Agreement dated May 1, 1972, between itself, the Trust and the Advisor.

NOW THEREFORE, in consideration of the premises and of the mutual convenants therein and herein contained, it is agreed that the Amended and Restated
Advisory Contact is amended as follows:

Paragraph 3.A is amended by changing the Advisory fee from $300,940.00 to
$305,881.00 per month, of which the Trust is obligated to pay, less any amount contributed by Dearborn Corporation pursuant to its contract. The change in
Advisory fee shall be effective April 1, 1996.

IN WITNESS WHEREOF, the parties have caused this amendment to be executed by their duly authorized representatives as of the day and year first above written.

B. F. SAUL REAL ESTATE
INVESTMENT TRUST                     B. F. SAUL ADVISORY COMPANY

By: /s/ Ross E. Heasley              By: /s/ Philip D. Caraci
    -------------------------            ---------------------------------------
     Ross E. Heasley                      Philip D. Caraci,
     Vice President                       Senior Vice President

B. F. SAUL COMPANY

By: /s/ Patricia E. Clark
    -------------------------
     Patricia E. Clark
     Secretary

                                AMENDMENT NO. 12
                     AMENDED AND RESTATED ADVISORY CONTRACT

THIS AMENDMENT NO. 12 made as September 20, 1996, between B. F. SAUL ADVISORY
COMPANY (the "Advisor") and B. F. SAUL REAL ESTATE INVESTMENT TRUST (the
"Trust).

WHEREAS, the Advisor and the Trust entered into an Amended and Restated Advisory
Contract as of October 1, 1982, which the Advisor and the Trust now wish to amend in certain respects, in accordance with and as contemplated by Paragraph
9.B of said Amended and Restated Advisory Contract, in order to adjust the
Advisor's based compensation; and

WHEREAS, B. F. Saul Company by executing this Amendment No. 12 consents to such amendment and continues to be bound by the provisions of the Assignment and
Guaranty Agreement dated May 1, 1972, between itself, the Trust and the Advisor.

NOW THEREFORE, in consideration of the premises and of the mutual convenants therein and herein contained, it is agreed that the Amended and Restated
Advisory Contact is amended as follows:

Paragraph 3.A is amended by changing the Advisory fee from $305,881.00 to
$311,161.00 per month, of which the Trust is obligated to pay, less any amount contributed by Dearborn Corporation pursuant to its contract The change in
Advisory fee shall be effective October 1, 1996.

IN WITNESS WHEREOF, the parties have caused this amendment to be executed by their duly authorized representatives as of the day and year first above written.

B. F. SAUL REAL ESTATE
INVESTMENT TRUST                  B. F. SAUL ADVISORY COMPANY

By: /s/ Ross E. Heasley           By: /s/ Philip D. Caraci
    --------------------------        -----------------------------------------
     Ross E. Heasley                   Philip D. Caraci,
     Vice President                    Senior Vice President

B. F. SAUL COMPANY

By: /s/ Patricia E. Clark
    --------------------------
     Patricia E. Clark
     Secretary

                                AMENDMENT NO. 13
                     AMENDED AND RESTATED ADVISORY CONTRACT

THIS AMENDMENT NO. 13 made as of September 23, 1997, between B. F. SAUL ADVISORY
COMPANY (the "Advisor") and B. F. SAUL REAL ESTATE INVESTMENT TRUST (the
"Trust").

WHEREAS, the Advisor and the Trust entered into an Amended and Restated Advisory
Contract as of October 1, 1982, which the Advisor and the Trust now wish to amend in certain respects, in accordance with and as contemplated by Paragraph
9.B of said Amended and Restated Advisory Contract, in order to adjust the
Advisor's monthly based compensation; and

WHEREAS, B. F. Saul Company by executing this Amendment No. 13 consents to such amendment and continues to be bound by the provisions of the Assignment and
Guaranty Agreement dated May 1, 1972, between itself, the Trust and the Advisor.

NOW THEREFORE, in consideration of the premises and of the mutual convenants therein and herein contained, it is agreed that the Amended and Restated
Advisory Contact is amended as follows:

Paragraph 3.A is amended by changing the Advisory fee from $311,161.00 to
$317,456.00 per month, of which the Trust is obligated to pay, less any amount contributed by Dearborn Cooperation pursuant to its contract. The change in
Advisory fee shall be effective October 1, 1997.

IN WITNESS WHEREOF, the parties have caused this amendment to be executed by their duly authorized representatives as of the day and year first above written.

B. F. SAUL REAL ESTATE
INVESTMENT TRUST                  B. F. SAUL ADVISORY COMPANY

By: /s/ Ross E. Heasley           By: /s/ Philip D. Caraci
    --------------------------        -----------------------------------------
     Ross E. Heasley                   Philip D. Caraci,
     Vice President                    Senior Vice President

B. F. SAUL COMPANY

By: /s/ Patricia E. Clark
    --------------------------
     Patricia E. Clark
     Secretary

                                AMENDMENT NO. 14
                     AMENDED AND RESTATED ADVISORY CONTRACT

THIS AMENDMENT NO. 14 made as of September 17, 1998, between B. F. SAUL ADVISORY
COMPANY (the "Advisor") and B. F. SAUL REAL ESTATE INVESTMENT TRUST (the
"Trust").

WHEREAS, the Advisor and the Trust entered into an Amended and Restated Advisory
Contract as of October 1, 1982, which the Advisor and the Trust now wish to amend in certain respects, in accordance with and as contemplated by Paragraph
9.B of said Amended and Restated Advisory Contract, in order to adjust the
Advisor's monthly based compensation; and

WHEREAS, B. F. Saul Company by executing this Amendment No. 14 consents to such amendment and continues to be bound by the provisions of the Assignment and
Guaranty Agreement dated May 1, 1972, between itself, the Trust and the Advisor.

NOW THEREFORE, in consideration of the premises and of the mutual convenants therein and herein contained, it is agreed that the Amended and Restated
Advisory Contact is amended as follows:

Paragraph 3.A is amended by changing the Advisory fee from $317,456.00 to
$337,000.00 per month, of which the Trust is obligated to pay, less any amount contributed by Dearborn Corporation pursuant to its contract. The change in
Advisory fee shall be effective October 1, 1998.

IN WITNESS WHEREOF, the parties have caused this amendment to be executed by their duly authorized representatives as of the day and year first above written.

B. F. SAUL REAL ESTATE
INVESTMENT TRUST                B. F. SAUL ADVISORY COMPANY

By: /s/ Ross E. Heasley         By: /s/ Philip D. Caraci
    --------------------------      -----------------------------------------
     Ross E. Heasley                 Philip D. Caraci,
     Vice President                  Senior Vice President

B. F. SAUL COMPANY

By: /s/ Patricia E. Clark
    --------------------------
     Patricia E. Clark
     Secretary

                                AMENDMENT NO. 15
                     AMENDED AND RESTATED ADVISORY CONTRACT

THIS AMENDMENT NO. 15 made as of September 24, 1999, between B. F. SAUL ADVISORY
COMPANY (the "Advisor") and B. F. SAUL REAL ESTATE INVESTMENT TRUST (the
"Trust").

WHEREAS, the Advisor and the Trust entered into an Amended and Restated Advisory
Contract as of October 1, 1982, which the Advisor and the Trust now wish to amend in certain respects, in accordance with and as contemplated by Paragraph
9.B of said Amended and Restated Advisory Contract, in order to adjust the
Advisor's monthly based compensation; and

WHEREAS, B. F. Saul Company by executing this Amendment No. 15 consents to such amendment and continues to be bound by the provisions of the Assignment and
Guaranty Agreement dated May 1, 1972, between itself, the Trust and the Advisor.

NOW THEREFORE, in consideration of the premises and of the mutual convenants therein and herein contained, it is agreed that the Amended and Restated
Advisory Contact is amended as follows:

Paragraph 3.A is amended by changing the Advisory fee from $337,000.00 to
$348,800.00 per month, of which the Trust is obligated to pay, less any amount contributed by Dearborn Corporation pursuant to its contract. The change in
Advisory fee shall be effective October 1, 1999.

IN WITNESS WHEREOF, the parties have caused this amendment to be executed by their duly authorized representatives as of the day and year first above written.

B. F. SAUL REAL ESTATE
INVESTMENT TRUST                   B. F. SAUL ADVISORY COMPANY

By: /s/ Ross E. Heasley            By: /s/ Philip D. Caraci
    ---------------------------        -----------------------------------------
     Ross E. Heasley                    Philip D. Caraci,
     Vice President                     Senior Vice President

B. F. SAUL COMPANY

By: /s/ Patricia E. Clark
    ---------------------------
     Patricia E. Clark
     Secretary

                                AMENDMENT NO. 16
                     AMENDED AND RESTATED ADVISORY CONTRACT

THIS AMENDMENT NO. 16 made as of September 22, 2000, between B. F. SAUL ADVISORY
COMPANY (the "Advisor") and B. F. SAUL REAL ESTATE INVESTMENT TRUST (the
"Trust").

WHEREAS, the Advisor and the Trust entered into an Amended and Restated Advisory
Contract as of October 1, 1982, which the Advisor and the Trust now wish to amend in certain respects, in accordance with and as contemplated by Paragraph
9.B of said Amended and Restated Advisory Contract, in order to adjust the
Advisor's monthly based compensation; and

WHEREAS, B. F. Saul Company by executing this Amendment No. 16 consents to such amendment and continues to be bound by the provisions of the Assignment and
Guaranty Agreement dated May 1, 1972, between itself, the Trust and the Advisor.

NOW THEREFORE, in consideration of the premises and of the mutual convenants therein and herein contained, it is agreed that the Amended and Restated
Advisory Contact is amended as follows:

Paragraph 3.A is amended by changing the Advisory fee from $348,800.00 to
$362,752.00 per month, of which the Trust is obligated to pay, less any amount contributed by Dearborn Corporation pursuant to its contract. The change in
Advisory fee shall be effective October 1, 2000.

IN WITNESS WHEREOF, the parties have caused this amendment to be executed by their duly authorized representatives as of the day and year first above written.

B. F. SAUL REAL ESTATE
INVESTMENT TRUST                      B. F. SAUL ADVISORY COMPANY

By: /s/ Ross E. Heasley               By: /s/ Philip D. Caraci
    ---------------------------           -------------------------------------
     Ross E. Heasley                       Philip D. Caraci,
     Vice President                        Senior Vice President

B. F. SAUL COMPANY

By: /s/ Patricia E. Clark
    ---------------------------
     Patricia E. Clark
     Secretary

                                AMENDMENT NO. 17
                     AMENDED AND RESTATED ADVISORY CONTRACT

               THIS AMENDMENT NO. 17 made as of September ___, 2001, between
B. F. SAUL ADVISORY COMPANY (the "Advisor") and B. F. SAUL REAL ESTATE
 INVESTMENT TRUST (the "Trust").

               WHEREAS, the Advisor and the Trust entered into an Amended and
Restated Advisory Contract as of October 1, 1982, which the Advisor and the
Trust now wish to amend in certain respects, in accordance with and as contemplated by Paragraph 9.B of said Amended and Restated Advisory Contract, in order to adjust the Advisor's monthly based compensation; and

               WHEREAS, B. F. Saul Company by executing this Amendment No. 17 consents to such amendment and continues to be bound by the provisions of the
Assignment and Guaranty Agreement dated May 1, 1972, between itself, the Trust and the Advisor.

               NOW THEREFORE, in consideration of the premises and of the mutual covenants therein and herein contained, it is agreed that the Amended and
Restated Advisory Contact is amended as follows:

               Paragraph 3.A is amended by changing the Advisory fee from
$362,752.00 to $475,000.00 per month, of which the Trust is obligated to pay, less any amount contributed by Dearborn, L.L.C pursuant to its contract. The change in Advisory fee shall be effective October 1, 2001.

               IN WITNESS WHEREOF, the parties have caused this amendment to be executed by their duly authorized representatives as of the day and year first above written.

B. F. SAUL REAL ESTATE
INVESTMENT TRUST                        B. F. SAUL ADVISORY COMPANY

By: /s/ Ross E. Heasley                 By: /s/ B. Francis Saul III
    -------------------------------         --------------------------
         Ross E. Heasley                         B. Francis Saul III
         Vice President                          Senior Vice President

B. F. SAUL COMPANY

By: /s/ Patricia E. Clark
    -------------------------------
         Patricia E. Clark
         Secretary